                                                                    Exhibit 99.1

                               ABS New Transaction


                             Computational Materials
                             -----------------------


                                 $1,200,000,000
                      Conseco Finance Securitizations Corp.
                Certificates for Manufactured Housing Contracts,
                                  Series 2000-4




                      Conseco Finance Securitizations Corp.
                                     Seller


                              Conseco Finance Corp.
                   (formerly Green Tree Financial Corporation)
                                    Servicer


August 1, 2000

[LOGO OF MERRILL LYNCH]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                         TERM SHEET DATED August 1, 2000

                      Conseco Finance Securitizations Corp.
         Certificates for Manufactured Housing Contracts, Series 2000-4
                          $ 1,200,000,000(Approximate)
                               Subject to Revision

Seller          Conseco Finance Securitizations Corp.

Servicer        Conseco Finance Corp., formerly Green Tree Financial Corporation

Trustee         U.S. Bank National Association, St. Paul, MN

Underwriters    Merrill Lynch & Co.(Lead),
                Banc of America Securities LLC (co)
                Credit Suisse First Boston (co),
                Lehman Brothers Inc. (co)

OFFERED CERTIFICATES:

----------------- ------------------ ----------------------------- --------------- ----------------------
                                           Ratings (S&P/              WAL at             Exp. Final
                        Amount             Moody's/Fitch)            175% MHP             Maturity
----------------- ------------------ ----------------------------- --------------- ----------------------
To Call
    A-1               $225,000,000           AAA/Aaa/AAA                0.90              07/2002
    A-2                $90,000,000           AAA/Aaa/AAA                2.21              03/2003
    A-3               $125,000,000           AAA/Aaa/AAA                3.13              05/2004
    A-4               $190,000,000           AAA/Aaa/AAA                4.99              03/2007
    A-5               $110,000,000           AAA/Aaa/AAA                7.61              06/2009
    A-6               $310,000,000           AAA/Aaa/AAA               11.71              04/2013
    M-1                $62,500,000            AA/Aa2/AA                 9.14              04/2013
    M-2                $50,000,000              A/A2/A                  9.14              04/2013
    B-1                $37,500,000           BBB/Baa2/BBB               5.58              01/2008

To Maturity
    A-6               $310,000,000           AAA/Aaa/AAA               13.62              06/2021
    M-1                $62,500,000            AA/Aa2/AA                 9.79              03/2019
    M-2                $50,000,000              A/A2/A                  9.79              03/2019

----------------- ------------------ ----------------------------- --------------- ----------------------
Total Balance       $1,200,000,000
----------------- ------------------ ----------------------------- --------------- ----------------------



FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.


[LOGO OF MERRILL LYNCH]                2
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CUT-OFF DATE:              June 30, 2000 for the Initial Contracts and July 31,
                           2000 for the Additional Contracts, in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

EXP. PRICING:              Week of July 31, 2000

EXP. SETTLEMENT/
CLOSING DATE:              August 15, 2000

LEGAL FINAL:               May 1, 2032

REMITTANCE DATE:           The 1st day of each month (or if such 1st day is not
                           a business day, the next succeeding business day), commencing in September 2000.

OTHER CERTIFICATES:        In addition to the Offered Certificates, the Class
                           B-2, Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only
                           Certificates and the Class C Certificates (Class C
                           Master and Class C Subsidiary Certificates) are residual Certificates. The Class B-2, Class B-3I and
                           Class C Certificates will be retained by an affiliate of Conseco Finance Corp. and will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

TAX STATUS:                Two separate REMIC Elections will be made with
                           respect to the Trust for federal income tax purposes.

OPTIONAL PURCHASE/
AUCTION: 20% cleanup call or auction sale subject to certain requirements if call is not exercised.

THE CONTRACT POOL:         On the Closing Date, the Trust expects to purchase
                           (i) manufactured housing contracts having an aggregate principal balance of approximately
                           $883,060,222.30 as of the Cut-off Date (the "Initial
                           Contracts") and (ii) additional manufactured housing contracts (the "Additional Contracts").

PRE-FUNDING ACCOUNT:       On the Closing Date, a portion of the proceeds from
                           the sale of the Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional contracts
                           (the "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date (the
                           "Pre-Funding Period") for inclusion in the Contract
                           Pool. The Subsequent Contracts will not exceed 25% of the total Contract Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding


[LOGO OF MERRILL LYNCH]                3
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus, on the next Remittance Date.

CREDIT ENHANCEMENT:        Class A    17.50% subordination (Class M-1, Class
                                      M-2, Class B-1, Class B-2 and
                                      overcollateralization) and Excess Spread

                           Class M-1  12.50% subordination (Class M-2, Class
                                      B-1, Class B-2 and overcollateralization) and Excess Spread

                           Class M-2  8.50% subordination (Class B-1, Class B-2
                                      and overcollateralization) and Excess
                                      Spread

                           Class B-1  5.50% subordination (Class B-2 and
                                      overcollateralization) and Excess Spread

                           There will be initial overcollateralization of approximately 0.5% building to 2.0% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                           The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until the overcollateralization amount equals 2.0% of (i) the aggregate Cut-Off Date principal balance of manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.


DISTRIBUTIONS:             Certificateholders will be entitled to receive on
                           each Remittance Date commencing in September 2000, to the extent that the Amount Available in the Certificate Account, is sufficient therefore, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount
                           Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in September 2000, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date
                           (but in no event later than the 25th day of the prior month).

                           The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.


[LOGO OF MERRILL LYNCH]                4
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           The "Due Period" with respect to all Remittance Dates other than the Remittance Date in September 2000, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                           With respect to the Remittance Date in September 2000, the Due Period is the period from and including July 1, 2000 to and including August 15, 2000.

INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:              Interest will be distributed first to each of the
                           Class A-1, Class A-2, Class A-3, Class A-4, Class A-5
                           and Class A-6 Certificates, then to the Class M-1
                           Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1
                           Adjusted Principal Balance, Class M-2 Adjusted
                           Principal Balance, and Class B-1 Adjusted Principal
                           Balance, as applicable, will accrue from the Closing
                           Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                           Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                           The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                           The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                           The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                           In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:              After the payment of all interest distributable to
                           the Class A, Class M-1, Class M-2, and Class B-1
                           Certificateholders, principal will be distributable in the following manner:


[LOGO OF MERRILL LYNCH]                5
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificateholders.

                           The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                           The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2004;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 26.25%.

                           The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                           The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A


[LOGO OF MERRILL LYNCH]                6
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                           The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2004;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 18.75%.

                           The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which
                           (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                           The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or
                           (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                           The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after September 2004;
                           (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.00%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; (v) the Class B Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and
                           (vi) the Class B Principal Balance must not be less than $25,000,000.

PURCHASE OPTION;
AUCTION SALE               Commencing on the first Remittance Date when the
                           aggregate scheduled principal balance of the contracts is less than or equal to 20% of the aggregate Cut-off Date principal balance of the contracts, the holder of the Class C Subsidiary
                           Certificate (see "Other Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.


[LOGO OF MERRILL LYNCH]                7
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on the next Remittance Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Class C Subsidiary Certificateholder's purchase option will expire upon the trustee's acceptance of a qualifying bid.

CLASS B-2 INTEREST:        Interest on the outstanding Class B-2 Principal
                           Balance will accrue from the Closing Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance
                           Date.

                           To the extent of the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                           In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:       The Class B-2 Certificateholders will be entitled to
                           receive principal on each Remittance Date on which
                           (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A
                           Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1
                           Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus Supplement.

                           On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED
CONTRACTS:                 If Net Liquidation Proceeds from Liquidated Contracts
                           in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                           Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the


[LOGO OF MERRILL LYNCH]                8
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           Monthly Servicing Fee (as long as Conseco Finance Corp. is the Servicer), then the Overcollateralization Amount, then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders and then the Class M-1 Certificateholders, since a portion of the Amount Available equal to such shortfall and otherwise distributable to them will be paid to the Class A Certificateholders.



                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

         The information presented below relates to the Initial Contracts, which will represent approximately 71% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

        ----------------------------------- ---------------------------
        Number of Contracts:                                 19,324
        Wgt. Avg. Contract Rate:                            11.352%
        Range of Rates:                            4.500% - 20.250%
        Wgt. Avg. Orig. Maturity:                        324 months
        Wgt. Avg. Rem. Maturity:                         323 months
        Avg. Current Balance:                            $45,697.59
        Wgt. Avg. LTV:                                       87.67%
        New/Used:                                   66.16% / 33.84%
        Park/Private:                               28.14% / 71.86%
        Single/Double:                              26.49% / 73.51%
        Conventional:                                        50.26%
        Land/Home:                                           49.72%
        FHA/VA:                                               0.02%
        ----------------------------------- ---------------------------




[LOGO OF MERRILL LYNCH]                9
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

--------------------- --------------------- ---------------------------- ------------------------------------
                            Number of            Aggregate Principal         % of Contracts by Outstanding
   Origination          Contracts as of          Balance Outstanding          Principal Balance as of the
       Year             the Cut-Off Date        as of the Cut-Off Date                 Cut-Off Date
--------------------- --------------------- ---------------------------- ------------------------------------
       1981                        3                    $16,466.93                          *
       1983                        1                     11,975.09                          *
       1984                        4                     64,586.59                          0.01
       1985                        1                      1,629.86                          *
       1986                       13                     53,494.98                          0.01
       1987                       31                    237,265.46                          0.03
       1988                       42                    534,350.28                          0.06
       1989                        9                     87,708.41                          0.01
       1990                        2                     30,170.62                          *
       1991                       11                    136,030.54                          0.02
       1992                       17                    192,675.61                          0.02
       1993                        1                      5,003.49                          *
       1994                        2                     65,911.60                          0.01
       1995                        7                     96,797.61                          0.01
       1996                        3                     91,517.40                          0.01
       1997                        5                     61,990.50                          0.01
       1998                       28                  1,649,121.93                          0.19
       1999                    1,156                 94,282,644.93                         10.68
       2000                   17,988                785,440,880.47                         88.95
--------------------- --------------------- ---------------------------- ------------------------------------
      Total:                  19,324               $883,060,222.30                        100.00%
--------------------- --------------------- ---------------------------- ------------------------------------

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.



[LOGO OF MERRILL LYNCH]                10
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

---------------------------- -------------------- ---------------------------- ------------------------------------
                                  Number of           Aggregate Principal               % of Contracts by
                               Contracts as of        Balance Outstanding          Outstanding Principal Balance
States                        the Cut-Off Date       as of the Cut-Off Date           as of the Cut-Off Date
---------------------------- -------------------- ---------------------------- ------------------------------------
Alabama                                990               $29,961,683.55                         3.39%
Arizona                                495                28,479,756.10                         3.23
Arkansas                               344                10,765,992.30                         1.22
California                             900                45,780,259.07                         5.18
Colorado                               455                25,910,642.40                         2.93
Connecticut                             15                   470,966.38                         0.05
Delaware                               106                 5,653,276.36                         0.64
District Of Columbia                     2                   144,397.85                         0.02
Florida                                850                40,320,959.37                         4.57
Georgia                                751                33,034,591.19                         3.74
Idaho                                  108                 6,777,679.15                         0.77
Illinois                               309                 9,769,744.09                         1.11
Indiana                                859                46,895,853.50                         5.31
Iowa                                   268                 8,107,244.79                         0.92
Kansas                                 180                 5,671,162.60                         0.64
Kentucky                               705                35,057,008.76                         3.97
Louisiana                              355                11,904,552.49                         1.35
Maine                                  210                12,145,829.20                         1.38
Maryland                                65                 2,107,359.76                         0.24
Massachusetts                           27                 1,077,829.43                         0.12
Michigan                             1,132                55,498,686.23                         6.28
Minnesota                              256                 6,773,608.99                         0.77
Mississippi                            374                13,452,555.50                         1.52
Missouri                               448                14,482,289.53                         1.64
Montana                                133                 6,153,435.42                         0.70
Nebraska                                82                 2,557,057.44                         0.29
Nevada                                 259                16,215,910.71                         1.84
New Hampshire                          193                 9,556,184.44                         1.08
New Jersey                              13                   486,280.60                         0.06
New Mexico                             269                10,970,902.01                         1.24
New York                               495                23,600,791.59                         2.67
North Carolina                       1,216                67,201,445.29                         7.61
North Dakota                            80                 2,553,906.16                         0.29
Ohio                                   587                26,567,174.35                         3.01
Oklahoma                               346                12,033,499.08                         1.36
Oregon                                 261                19,569,244.45                         2.22
Pennsylvania                           528                23,220,663.64                         2.63
Rhode Island                            10                   238,081.85                         0.03
South Carolina                         673                25,823,942.39                         2.92
South Dakota                           186                 6,543,954.53                         0.74
Tennessee                              610                25,642,624.92                         2.90
Texas                                1,593                65,548,096.68                         7.42
Utah                                   110                 6,037,894.69                         0.68
Vermont                                 74                 4,359,213.12                         0.49
Virginia                               355                17,245,644.84                         1.95
Washington                             459                35,964,742.00                         4.07
West Virginia                          242                10,070,466.09                         1.14
Wisconsin                              226                 7,807,167.53                         0.88
Wyoming                                120                 6,847,969.89                         0.78
---------------------------- -------------------- ---------------------------- ------------------------------------
          Total:                    19,324              $883,060,222.30                       100.00%
---------------------------- -------------------- ---------------------------- ------------------------------------

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.


[LOGO OF MERRILL LYNCH]                11
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

---------------------------- -------------------- -------------------------- -----------------------------------
                                  Number of          Aggregate Principal               % of Contracts by
  Original Contract            Contracts as of       Balance Outstanding        Outstanding Principal Balance
  Amount (in Dollars)          the Cut-Off Date     as of the Cut-Off Date           as of the Cut-Off Date
---------------------------- -------------------- -------------------------- -----------------------------------
    3,090.68 -     9,999.99           851               $6,557,707.90                        0.74%
   10,000.00 -    19,999.99         3,078               46,303,837.13                        5.24
   20,000.00 -    29,999.99         3,846               95,282,950.61                       10.79
   30,000.00 -    39,999.99         2,783               95,995,047.41                       10.87
   40,000.00 -    49,999.99         1,873               83,531,294.96                        9.46
   50,000.00 -    59,999.99         1,544               84,731,878.58                        9.60
   60,000.00 -    69,999.99         1,403               90,845,947.10                       10.29
   70,000.00 -    79,999.99         1,026               76,812,450.44                        8.70
   80,000.00 -    89,999.99           899               76,055,930.30                        8.61
   90,000.00 -    99,999.99           644               60,991,687.02                        6.91
  100,000.00 -   109,999.99           506               52,910,869.16                        5.99
  110,000.00 -   119,999.99           352               40,299,262.83                        4.56
  120,000.00 -   129,999.99           210               26,156,462.10                        2.96
  130,000.00 -   139,999.99           117               15,706,059.12                        1.78
  140,000.00 -   149,999.99            81               11,730,401.72                        1.33
  150,000.00 -   159,999.99            39                6,041,375.71                        0.68
  160,000.00 -   169,999.99            23                3,763,422.95                        0.43
  170,000.00 -   179,999.99            20                3,478,652.51                        0.39
  180,000.00 -   189,999.99            11                2,023,535.22                        0.23
  190,000.00 -   199,999.99             6                1,175,743.70                        0.13
  200,000.00 -   209,999.99             3                  615,323.19                        0.07
  210,000.00 -   219,999.99             3                  645,046.19                        0.07
  220,000.00 -   229,999.99             4                  901,405.63                        0.10
  230,000.00 -   239,999.99             1                  235,795.54                        0.03
  260,000.00 -   268,135.28             1                  268,135.28                        0.03
---------------------------- -------------------- -------------------------- -----------------------------------
          Total:                    19,324             $883,060,222.30                     100.00%
---------------------------- -------------------- -------------------------- -----------------------------------

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.


[LOGO OF MERRILL LYNCH]                12
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       CONTRACT RATE OF INITIAL CONTRACTS

-------------------------- -------------------- --------------------------- ----------------------------------
                                Number of          Aggregate Principal              % of Contracts by
                             Contracts as of       Balance Outstanding          Outstanding Principal Balance
  Contract Rate              the Cut-Off Date     as of the Cut-Off Date           as of the Cut-Off Date
-------------------------- -------------------- --------------------------- ----------------------------------
     4.000  -  4.999                  1                  $172,822.55                       0.02%
     5.000  -  5.999                  4                   501,668.23                       0.06
     6.000  -  6.999                 28                 3,027,752.72                       0.34
     7.000  -  7.999                634                55,718,214.92                       6.31
     8.000  -  8.999              2,390               207,384,584.67                      23.48
     9.000  -  9.999              1,354               112,459,518.26                      12.74
    10.000  -  10.999               948                63,876,528.81                       7.23
    11.000  -  11.999             1,457                78,453,284.95                       8.88
    12.000  -  12.999             1,855                78,867,938.82                       8.93
    13.000  -  13.999             3,262                92,841,380.28                      10.51
    14.000  -  14.999             2,818                75,291,261.40                       8.53
    15.000  -  15.999               917                25,257,446.80                       2.86
    16.000  -  16.999             1,437                38,659,175.93                       4.38
    17.000  -  17.999             1,622                35,985,883.04                       4.08
    18.000  -  18.999               546                13,596,924.85                       1.54
    19.000  -  19.999                45                   865,013.62                       0.10
    20.000  -  20.999                 6                   100,822.45                       0.01
-------------------------- -------------------- --------------------------- ----------------------------------
         Total:                  19,324              $883,060,222.30                     100.00%
-------------------------- -------------------- --------------------------- ----------------------------------

(1) Percentages may not add to 100% due to rounding.


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

----------------------- -------------------- ---------------------------- ------------------------------------
                             Number of            Aggregate Principal          % of Contracts by Outstanding
   Loan to Value          Contracts as of       Balance Outstanding as              Principal Balance
       Ratio              the Cut-Off Date        of the Cut-Off Date            as of the Cut-Off Date
----------------------- -------------------- ---------------------------- ------------------------------------
    0.01  -  5.00                  6                   $412,376.98                        0.05%
    5.01  -  10.00                 6                    472,641.91                        0.05
   10.01  -  15.00                13                    345,114.57                        0.04
   15.01  -  20.00                16                    756,760.99                        0.09
   20.01  -  25.00                17                    415,547.34                        0.05
   25.01  -  30.00                52                  1,652,288.86                        0.19
   30.01  -  35.00                59                  1,822,335.45                        0.21
   35.01  -  40.00                62                  2,153,952.98                        0.24
   40.01  -  45.00                83                  3,073,061.14                        0.35
   45.01  -  50.00               145                  5,767,612.50                        0.65
   50.01  -  55.00               132                  5,655,918.85                        0.64
   55.01  -  60.00               207                  8,237,123.65                        0.93
   60.01  -  65.00               237                 12,548,366.10                        1.42
   65.01  -  70.00               376                 19,110,291.86                        2.16
   70.01  -  75.00               510                 28,873,740.09                        3.27
   75.01  -  80.00             1,519                 75,145,078.72                        8.51
   80.01  -  85.00             1,349                 72,027,341.83                        8.16
   85.01  -  90.00             4,628                243,551,194.75                       27.58
   90.01  -  95.00             6,065                284,081,500.08                       32.17
   95.01  -  100.00            3,842                116,957,973.65                       13.24
----------------------- -------------------- ---------------------------- ------------------------------------
      Total:                  19,324               $883,060,222.30                      100.00%
----------------------- -------------------- ---------------------------- ------------------------------------

(1) Percentages may not add to 100% due to rounding.


[LOGO OF MERRILL LYNCH]                13
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

--------------------- ---------------------- --------------------------- ----------------------------------
                            Number of            Aggregate Principal             % of Contracts by
 Months                  Contracts as of         Balance Outstanding        Outstanding Principal Balance
 Remaining               the Cut-Off Date      as of the Cut-Off Date          as of the Cut-Off Date
--------------------- ---------------------- --------------------------- ----------------------------------
     5  -   30                    49                  $226,660.04                       0.03%
    31  -   60                   588                 5,738,358.24                       0.65
    61  -   90                   334                 4,356,816.07                       0.49
    91  -   120                1,772                27,230,807.81                       3.08
   121  -   150                  244                 4,906,544.21                       0.56
   151  -   180                2,170                48,580,638.74                       5.50
   181  -   210                    6                   162,794.88                       0.02
   211  -   240                2,442                70,341,278.88                       7.97
   241  -   270                    2                   103,875.83                       0.01
   271  -   300                1,955                69,373,441.89                       7.86
   301  -   330                    3                   136,465.53                       0.02
   331  -   360                9,759               651,902,540.18                      73.82
--------------------- ---------------------- --------------------------- ----------------------------------
     Total:                   19,324              $883,060,222.30                     100.00%
--------------------- ---------------------- --------------------------- ----------------------------------

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding




[LOGO OF MERRILL LYNCH]                14
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                            PREPAYMENT SENSITIVITIES

                         75% MHP             125% MHP               175% MHP              250% MHP             300% MHP
                      WAL/Maturity         WAL/Maturity           WAL/Maturity          WAL/Maturity         WAL/Maturity
                      ------------         ------------           ------------          ------------         ------------
To Call
A-1                 1.67      02/2004     1.16      01/2003     0.90     07/2002     0.68      01/2002     0.58     11/2001
A-2                 4.17      07/2005     2.87      01/2004     2.21     03/2003     1.67      08/2002     1.43     05/2002
A-3                 5.99      10/2007     4.11      07/2005     3.13     05/2004     2.33      05/2003     2.01     01/2003
A-4                 9.57      12/2012     6.70      05/2009     4.99     03/2007     3.46      12/2004     2.94     03/2004
A-5                 14.00     07/2016     10.07     04/2012     7.61     06/2009     5.13      09/2006     4.08     06/2005
A-6                 19.60     05/2021     14.99     09/2016    11.71     04/2013     8.51      01/2010     7.03     07/2008
M-1                 15.46     05/2021     11.49     09/2016     9.14     04/2013     7.43      01/2010     6.63     07/2008
M-2                 15.46     05/2021     11.49     09/2016     9.14     04/2013     7.43      01/2010     6.63     07/2008
B-1                 9.93      09/2013     6.92      11/2009     5.58     01/2008     5.13      02/2007     4.94     09/2006
B-2                 18.14     05/2021     13.71     09/2016    10.84     04/2013     8.46      01/2010     7.38     07/2008

To Maturity
A-6                 21.41     02/2028     17.08     01/2025    13.62     06/2021     9.96      10/2016     8.26     07/2014
M-1                 16.11     07/2027     12.14     09/2022     9.79     03/2019     8.17      01/2016     7.44     07/2014
M-2                 16.11     07/2027     12.14     09/2022     9.79     03/2019     8.17      01/2016     7.44     07/2014
B-2                 20.13     07/2027     15.58     09/2022    12.72     03/2019     10.43     01/2016     9.41     07/2014

(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.

                              Additional Contracts
                              --------------------

            Aggregate Principal    Wtd. Avg.       Wtd. Avg.       Wtd. Avg.
  Pool ID   Balance Outstanding  Original Term  Remaining Term   Contract Rate
-------------------------------------------------------------------------------
     1         $2,315,082.75          109             109           14.640%
     2          3,297,431.22          177             177           14.211
     3          4,346,505.49          240             240           14.376
     4          4,283,207.01          300             300           14.187
     5         40,197,551.23          360             360           10.299
-------------------------------------------------------------------------------
   Total:     $54,439,777.70          324             324           10.852%
-------------------------------------------------------------------------------




                              Subsequent Contracts
                              --------------------

            Aggregate Principal    Wtd. Avg.       Wtd. Avg.       Wtd. Avg.
  Pool ID   Balance Outstanding  Original Term  Remaining Term   Contract Rate
-------------------------------------------------------------------------------
     6         $13,289,241.64         109             109            14.640%
     7          18,928,204.72         177             177            14.211
     8          24,950,193.08         240             240            14.376
     9          24,586,841.58         300             300            14.187
    10         230,745,518.98         360             360            10.299
-------------------------------------------------------------------------------
  Total:      $312,500,000.00         324             324            11.352%
-------------------------------------------------------------------------------


[LOGO OF MERRILL LYNCH]                15
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

         The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch nor the issuer of the securities or any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

         Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

         Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[LOGO OF MERRILL LYNCH]                16
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.